Exhibit 99.1

Index to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Page
Financial Statements:
Condensed Consolidated Statements of Income for the three and six months ended June 30, 2010 and 2009 (Unaudited)	2
Condensed Consolidated Balance Sheets as of June 30, 2010 (Unaudited) and December 31, 2009	3
Condensed Consolidated Statements of Changes in Stockholder’s Equity for the six months ended June 30, 2010 and 2009 (Unaudited)	4
Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2010 and 2009 (Unaudited)	5

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Income

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
Revenues:
Premiums	$84,856	$74,586	$166,040	$138,316
Net investment income	37,793	29,340	74,769	55,027
Net investment gains (losses)	126	378	274	2,966
Other income	614	292	860	410

Total revenues	123,389	104,596	241,943	196,719

Losses and expenses:
Net losses and loss adjustment expenses	36,390	41,004	72,682	79,578
Acquisition and operating expenses, net of deferrals	15,000	12,405	30,401	23,866
Amortization of deferred acquisition costs and intangibles	9,463	6,450	18,456	11,720

Total losses and expenses	60,853	59,859	121,539	115,164

Income before income taxes	62,536	44,737	120,404	81,555
Provision for income taxes	20,590	16,696	37,810	27,504

Net income	$41,946	$28,041	$82,594	$54,051

Supplemental disclosures:
Total other-than-temporary impairments	$—	$—	$—	$—
Portion of other-than-temporary impairments included in other comprehensive income (loss)	—	—	—	—

Net other-than-temporary impairments	—	—	—	—
Other investment gains (losses)	126	378	274	2,966

Total net investment gains (losses)	$126	$378	$274	$2,966

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Balance Sheets

(U.S. dollar amounts in thousands, except share amounts)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	June 30, 2010	December 31, 2009
	(unaudited)
Assets
Investments:
Fixed maturity securities available-for-sale, at fair value	$2,463,552	$2,430,035
Short-term investments	8,875	51,496

Total investments	2,472,427	2,481,531

Cash and cash equivalents	98,956	215,278
Accrued investment income	35,639	34,706
Prepaid reinsurance premiums	580	639
Deferred acquisition costs	87,902	92,356
Goodwill	6,326	6,736
Related party receivables	14,684	8,082
Other assets	31,098	29,980

Total assets	$2,747,612	$2,869,308

Liabilities and stockholder’s equity
Liabilities:
Reserve for losses and loss adjustment expenses	$163,959	$201,959
Unearned premiums	934,902	1,036,745
Net deferred tax liability	15,044	4,879
Related party payables	57,285	39,852
Other liabilities and accrued expenses	33,972	52,035

Total liabilities	1,205,162	1,335,470

Stockholder’s equity:
Ordinary shares – No par value; 1,401,558,880 and 1,401,558,500 shares authorized and issued as of June 30, 2010 and December 31, 2009, respectively	—	—
Additional paid-in capital	613,626	610,149

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	27,321	3,627
Net unrealized gains (losses) on other-than-temporarily impaired securities	—	—

Net unrealized investment gains (losses)	27,321	3,627
Foreign currency translation adjustments	148,071	249,224

Total accumulated other comprehensive income (loss)	175,392	252,851
Retained earnings	753,432	670,838

Total stockholder’s equity	1,542,450	1,533,838

Total liabilities and stockholder’s equity	$2,747,612	$2,869,308

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Changes in Stockholder’s Equity

(U.S. dollar amounts in thousands)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholder’s equity
Balances as of December 31, 2009	$610,149	$252,851	$670,838	$1,533,838

Comprehensive income (loss):
Net income	—	—	82,594	82,594
Net unrealized gains on investment securities	—	23,694	—	23,694
Foreign currency translation adjustments	—	(101,153)	—	(101,153)

Total comprehensive income (loss)				5,135
Capital contribution	3,477	—	—	3,477

Balances as of June 30, 2010	$613,626	$175,392	$753,432	$1,542,450

	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total stockholder’s equity
Balances as of December 31, 2008	$558,925	$(44,673)	$538,058	$1,052,310

Cumulative effect of change in accounting	—	(865)	865	—
Comprehensive income (loss):
Net income	—	—	54,051	54,051
Net unrealized gains on investment securities	—	(21,442)	—	(21,442)
Foreign currency translation adjustments	—	171,615	—	171,615

Total comprehensive income (loss)				204,224

Balances as of June 30, 2009	$558,925	$104,635	$592,974	$1,256,534

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Condensed Consolidated Statements of Cash Flows

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Six months ended June 30,
	2010	2009
Cash flows from operating activities:
Net income	$82,594	$54,051
Adjustments to reconcile net income to net cash from operating activities:
Amortization of investment discounts and premiums	(192)	(1,161)
Net investment (gains) losses	(274)	(2,966)
Acquisition costs deferred	(18,595)	(18,129)
Amortization of deferred acquisition costs and intangibles	18,456	11,720
Deferred income taxes	3,816	(1,654)
Corporate overhead allocation	7,501	8,493
Change in certain assets and liabilities:
Accrued investment income and other assets	(9,693)	(11,244)
Reserve for losses and loss adjustment expenses	(26,565)	34,653
Unearned premiums	(46,777)	174,318
Other liabilities	(849)	5,899

Net cash from operating activities	9,422	253,980

Cash flows from investing activities:
Proceeds from maturities and repayments of fixed maturity securities and short-term investments	606,161	121,411
Purchases of fixed maturity securities and short-term investments	(723,050)	(363,131)

Net cash from investing activities	(116,889)	(241,720)

Effect of exchange rate changes on cash and cash equivalents	(8,855)	(92,075)

Net change in cash and cash equivalents	(116,322)	(79,815)

Cash and cash equivalents at beginning of period	215,278	408,182

Cash and cash equivalents at end of period	$98,956	$328,367

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements

Six Months Ended June 30, 2010 and 2009

(Unaudited)

(1) Nature of Business, Formation of Genworth Mortgage and Basis of Presentation

Genworth Financial Mortgage Insurance Pty Limited (“Genworth Mortgage” or the “Company” as appropriate) offers mortgage insurance products in Australia and New Zealand and is headquartered in Sydney, Australia. In particular, the Company offers primary mortgage insurance, known as “lenders mortgage insurance,” or LMI, and portfolio credit enhancement policies. The principal product is LMI, which is generally single premium business and provides 100% coverage of the loan amount in the event of a mortgage default.

The Company’s condensed consolidated financial statements are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and rules and regulations of the United States Securities and Exchange Commission (“SEC”) disclosure requirements for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete consolidated financial statements. These condensed consolidated financial statements include all adjustments considered necessary by management to present a fair statement of the financial position, results of operations, and cash flow for the periods presented. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. The condensed consolidated financial statements included herein should be read in conjunction with the audited financial statements and related notes contained in our 2009 year end financial statements on Form 8-K furnished on March 30, 2010.

The Company’s management has determined that the Company has one reportable operating segment, mortgage insurance.

Genworth Mortgage, formerly GE Mortgage Insurance Company Pty Limited, is a wholly-owned subsidiary of Genworth Financial Mortgage Insurance Holdings Pty Limited and was incorporated in Australia on November 10, 2003. The ultimate parent company of Genworth Mortgage is Genworth Financial, Inc. (“Genworth”). Genworth was incorporated in Delaware on October 23, 2003.

The condensed consolidated financial statements are presented in U.S. dollars. The accompanying financial statements include Genworth Financial Mortgage Indemnity Limited and are prepared on a consolidated basis. All inter company transactions have been eliminated in the consolidated financial statements. Certain prior year amounts have been reclassified to conform to the current year presentation.

(2) Accounting Pronouncements

Recently adopted

Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities

On January 1, 2010, we adopted new accounting guidance for determining which enterprise, if any, has a controlling financial interest in a VIE and requires additional disclosures about involvement in variable interest entities (“VIEs”). Under this new accounting guidance, the primary beneficiary of a VIE is the enterprise that has the power to direct the activities of a VIE that most significantly impacts the VIE’s economic performance and has the obligation to absorb losses or receive benefits that could potentially be significant to the VIE. Upon adoption of this new accounting guidance, we were required to consolidate certain VIEs, if any, including previously qualified special purpose entities and investment structures. The adoption of this accounting guidance did not have any impact on our consolidated financial statements as we do not have any controlling financial interests in a VIE.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements

On January 1, 2010, we adopted new accounting guidance requiring additional disclosures for significant transfers between Level 1 and 2 fair value measurements and clarifications to existing fair value disclosures related to the level of disaggregation, inputs and valuation techniques. The adoption of this new accounting guidance did not have a material impact on our consolidated financial statements.

Not Yet Adopted

In July 2010, the Financial Accounting Standards Board (“FASB”) issued new accounting guidance that will require additional disclosures about the credit quality of loans, lease receivables and other long-term receivables and the related allowance for credit losses. This new accounting guidance will be effective for us on December 31, 2010 and January 1, 2011. We do not expect the adoption of this new accounting guidance to have a material impact on our consolidated financial statements.

In March 2010, the FASB issued new accounting guidance clarifying the scope exception for embedded credit derivatives and when those features would be bifurcated from the host contract. Under the new accounting guidance, only embedded credit derivative features that are in the form of subordination of one financial instrument to another would not be subject to the bifurcation requirements. Accordingly, upon adoption of this new accounting guidance, we are required to bifurcate embedded credit derivatives that no longer qualify under the amended scope exception. In conjunction with our adoption, we elected fair value option for certain fixed maturity securities. This accounting guidance was effective for us on July 1, 2010. We do not expect the adoption of this new accounting guidance to have a material impact on our consolidated financial statements.

In January 2010, the FASB issued new accounting guidance to require additional disclosures about purchases, sales, issuances, and settlements in the rollforward of Level 3 fair value measurements. This new accounting guidance will be effective for us on January 1, 2011. We do not expect the adoption of this new accounting guidance to have a material impact on our consolidated financial statements.

(3) Investments

Net Investment Income

Sources of net investment income were as follows for the periods presented:

	Three months ended June 30,		Six months ended June 30,
(U.S. dollar amounts in thousands)	2010	2009	2010	2009
Fixed maturity securities	$37,663	$26,766	$73,217	$48,639
Cash and cash equivalents	1,361	3,252	4,051	7,396

Gross investment income before expenses and fees	39,024	30,018	77,268	56,035
Expenses and fees	(1,231)	(678)	(2,499)	(1,008)

Net investment income	$37,793	$29,340	$74,769	$55,027

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

Net Investment Gains (Losses)

The following table sets forth net investment gains (losses) for the periods indicated:

	Three months ended June 30,		Six months ended June 30,
(U.S. dollar amounts in thousands)	2010	2009	2010	2009
Available-for-sale investment securities:
Realized gains on sale	$1,722	$468	$1,915	$3,056
Realized losses on sale	(1,596)	(90)	(1,641)	(90)
Impairments:
Total other-than-temporary impairments	—	—	—	—
Portion of other-than-temporary impairments included in other comprehensive income (loss) (“OCI”)	—	—	—	—

Net other-than-temporary impairments	—	—	—	—

Net investment gains (losses)	$126	$378	$274	$2,966

The aggregate fair value of securities sold at a loss during the three months ended June 30, 2010 and 2009 was $216 million and $3 million, respectively, which was approximately 99% and 97%, respectively, of book value. The aggregate fair value of securities sold at a loss during the six months ended June 30, 2010 and 2009 was $226 million and $3 million, respectively, which was approximately 99% and 97%, respectively, of book value.

Unrealized Investment Gains (Losses)

Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) were as follows as of the dates indicated:

(U.S. dollar amounts in thousands)	June 30, 2010	December 31, 2009
Net unrealized gains (losses) on available-for-sale investment securities:
Fixed maturity securities	$39,030	$5,181
Deferred income taxes	(11,709)	(1,554)

Net unrealized investment gains (losses)	$27,321	$3,627

The change in net unrealized gains (losses) on available-for-sale securities reported in accumulated other comprehensive income (loss) was as follows as of or for the periods indicated:

	As of or for the three months ended June 30,
(U.S. dollar amounts in thousands)	2010	2009
Beginning balance	$381	$20,727
Cumulative effect of change in accounting	—	(865)
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	38,612	(21,833)
Provision for deferred taxes	(11,584)	6,782

Change in unrealized investment gains (losses)	27,028	(15,051)
Reclassification adjustments to net investment (gains) losses, net of taxes of $38 and $132	(88)	(246)

Ending balance	$27,321	$4,565

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

The change in net unrealized gains (losses) on available-for-sale securities reported in accumulated other comprehensive income (loss) was as follows as of or for the periods indicated:

	As of or for the six months ended June 30,
(U.S. dollar amounts in thousands)	2010	2009
Beginning balance	$3,627	$26,872
Cumulative effect of change in accounting	—	(865)
Unrealized gains (losses) arising during the period:
Unrealized gains (losses) on investment securities	34,123	(28,038)
Provision for deferred taxes	(10,237)	8,524

Change in unrealized investment gains (losses)	23,886	(19,514)
Reclassification adjustments to net investment (gains) losses, net of taxes of $82 and $1,038	(192)	(1,928)

Ending balance	$27,321	$4,565

Fixed Maturity Securities

As of June 30, 2010, the amortized cost or cost, gross unrealized gains and losses and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains on securities		Gross unrealized losses on securities
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$252,138	$6,180	$—	$(92)	$—	$258,226
Corporate—U.S.	110,434	161	—	(189)	—	110,406
Corporate—non-U.S.	2,023,748	36,149	—	(5,943)	—	2,053,954
Residential mortgage-backed securities	40,966	—	—	—	—	40,966

Total available-for-sale securities	$2,427,286	$42,490	$—	$(6,224)	$—	$2,463,552

As of December 31, 2009, the amortized cost or cost, gross unrealized gains and losses and fair value of the fixed maturity securities classified as available-for-sale were as follows:

		Gross unrealized gains on securities		Gross unrealized losses on securities
(U.S. dollar amounts in thousands)	Amortized cost or cost	Not other-than- temporarily impaired	Other-than- temporarily impaired	Not other-than- temporarily impaired	Other-than- temporarily impaired	Fair value
Fixed maturity securities:
Government—non-U.S.	$272,595	$2,469	$—	$(2,173)	$—	$272,891
Corporate—U.S.	121,390	415	—	(466)	—	121,339
Corporate—non-U.S.	2,030,869	20,826	—	(15,890)	—	2,035,805

Total available-for-sale securities	$2,424,854	$23,710	$—	$(18,529)	$—	$2,430,035

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

The following table presents the gross unrealized losses and fair values of investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of June 30, 2010:

	Less than 12 months			12 months or more
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$—	$—	—	$8,307	$(92)	1
Corporate—U.S.	27,395	(23)	3	10,372	(166)	2
Corporate—non-U.S.	77,906	(1,996)	13	275,806	(3,947)	23

Total for securities in an unrealized loss position	$105,301	$(2,019)	16	$294,485	$(4,205)	26

% Below cost—fixed maturity securities:
<20% Below cost	$105,301	$(2,019)	16	$293,846	$(4,031)	25
20-50% Below cost	—	—	—	639	(174)	1
>50% Below cost	—	—	—	—	—	—

Total for securities in an unrealized loss position	$105,301	$(2,019)	16	$294,485	$(4,205)	26

Investment grade	$105,301	$(2,019)	16	$294,485	$(4,205)	26
Below investment grade	—	—	—	—	—	—

Total for securities in an unrealized loss position	$105,301	$(2,019)	16	$294,485	$(4,205)	26

The investment securities in an unrealized loss position as of June 30, 2010 consisted of 42 securities and accounted for unrealized losses of $6 million. Of these unrealized losses of $6 million, all were investment grade (rated “AAA” through “BBB-”) and 97% were less than 20% below cost. The fair value on securities less than 20% below cost has been impacted by credit spreads that have widened since acquisition and reflect uncertainty surrounding the extent and duration of government involvement in European and Australian financial institutions and potential capital restructuring of these institutions. In our examination of these securities, we considered all available evidence, including the issuers’ financial condition and current industry events to develop our conclusion on the amount and timing of the cash flows expected to be collected. Based on this evaluation, we determined that the unrealized losses on these securities represented temporary impairments as of June 30, 2010.

Despite the considerable analysis and rigor employed on our structured securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings and potential future write-downs within our portfolio. We expect our investments in corporate securities will continue to perform in accordance with our conclusions about the amount and timing of estimated cash flows. Although we do not anticipate such events, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize potential future write-downs within our portfolio of corporate securities.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

The following table presents the gross unrealized losses and fair values of investment securities, aggregated by investment type and length of time that individual investment securities were in a continuous unrealized loss position, as of December 31, 2009:

	Less than 12 months			12 months or more
(U.S. dollar amounts in thousands)	Fair value	Gross unrealized losses	Number of securities	Fair value	Gross unrealized losses	Number of securities
Description of Securities
Fixed maturity securities:
Government—non-U.S.	$137,755	$(2,173)	7	$—	$—	—
Corporate—U.S.	—	—	—	21,937	(466)	4
Corporate—non-U.S.	777,557	(13,441)	59	75,754	(2,449)	15

Total for securities in an unrealized loss position	$915,312	$(15,614)	66	$97,691	$(2,915)	19

% Below cost—fixed maturity securities:
<20% Below cost	$915,312	$(15,614)	66	$97,691	$(2,915)	19
20-50% Below cost	—	—	—	—	—	—
>50% Below cost	—	—	—	—	—	—

Total for securities in an unrealized loss position	$915,312	$(15,614)	66	$97,691	$(2,915)	19

Investment grade	$915,312	$(15,614)	66	$97,691	$(2,915)	19
Below investment grade	—	—	—	—	—	—

Total for securities in an unrealized loss position	$915,312	$(15,614)	66	$97,691	$(2,915)	19

The scheduled maturity distribution of fixed maturity securities as of June 30, 2010 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

(U.S. dollar amounts in thousands)	Amortized cost or cost	Fair value
Due one year or less	$358,329	$359,574
Due after one year through five years	1,570,507	1,593,651
Due after five years through ten years	439,825	450,709
Due after ten years	17,659	18,652

Subtotal	2,386,320	2,422,586
Residential mortgage-backed securities	40,966	40,966

Total	$2,427,286	$2,463,552

As of June 30, 2010, $90 million of investments were subject to certain call provisions. Typically, call provisions provide the issuer the ability to redeem a security, prior to its stated maturity, at or above par.

Investment Concentrations

As of June 30, 2010, securities issued by finance and insurance industry groups and foreign state government represented approximately 25% and 43%, respectively, of the corporate fixed maturity securities portfolio held by the Company.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

As of June 30, 2010, the Company held $372 million in corporate fixed maturity securities issued by the New South Wales Treasury Corporation, which comprised of 24% of total stockholder’s equity. Additionally, the Company held $332 million in corporate fixed maturity securities issued by Queensland Treasury Corp, which comprised 22% of total stockholder’s equity. No other single issuer exceeded 10% of total stockholder’s equity.

(4) Fair Value Measurements

Recurring Fair Value Measurements

We have fixed maturity securities which are carried at fair value. Below is a description of the valuation techniques and inputs used to determine fair value by class of instrument.

Fixed maturity securities

The valuations of fixed maturity securities are determined using a market approach, income approach or a combination of the market and income approach depending on the type of instrument and availability of information.

We utilize certain third-party data providers when determining fair value. We consider information obtained from third-party pricing services as well as third-party broker provided prices, or broker quotes, in our determination of fair value. Additionally, we utilize internal models to determine the valuation of securities using an income approach where the inputs are based on third-party provided market inputs. While we consider the valuations provided by third-party pricing services and broker quotes, management determines the fair value of our investment securities after considering all relevant and available information. We also obtain an understanding of the valuation methodologies and procedures used by third-party data providers to ensure sufficient understanding to evaluate the valuation data received and determine the appropriate fair value.

In general, we first obtain valuations from pricing services. If a price is not supplied by a pricing service, we will typically seek a broker quote. For certain private fixed maturity securities where we do not obtain valuations from pricing services, we utilize an internal model to determine fair value since transactions for identical securities are not readily observable and these securities are not typically valued by pricing services. For all securities, excluding certain private fixed maturity securities, if neither a pricing service nor broker quote valuation is available, we determine fair value using internal models.

For pricing services, we obtain an understanding of the pricing methodologies and procedures for each type of instrument. In general, a pricing service does not provide a price for a security if sufficient information is not readily available to determine fair value or if such security is not in the specific sector or class covered by a particular pricing service. Given our understanding of the pricing methodologies and procedures of pricing services, the securities valued by pricing services are typically classified as Level 2 unless we determine the valuation process for a security or group of securities utilizes significant unobservable inputs.

For private fixed maturity securities, we utilize an internal model to determine fair value and utilize public bond spreads by sector, rating and maturity to develop the market rate that would be utilized for a similar public bond. We then add an additional premium to the public bond spread to adjust for the liquidity and other features of our private placements. We utilize the estimated market yield to discount the expected cash flows of the security to determine fair value. We assign each security an internal rating to determine appropriate public bond spread that should be utilized in the valuation. While we generally consider the public bond spreads by sector and maturity to be observable inputs, we evaluate the similarities of our private placement with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. To determine the significance of unobservable inputs, we calculate the impact on the valuation from the unobservable input and will classify a security as Level 3 when the impact on the valuation exceeds 10%.

For remaining securities priced using internal models, we maximize the use of observable inputs but typically utilize significant unobservable inputs to determine fair value. Accordingly, the valuations are typically classified as Level 3.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

The following table summarizes the primary sources considered when determining fair value of each class of fixed maturity securities as of June 30, 2010.

(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Government—non-U.S.:
Pricing services	$257,486	$—	$257,486	$—
Internal models	740	—	—	740

Total government—non-U.S.	258,226	—	257,486	740

Corporate—U.S.:
Pricing services	110,406	—	110,406	—

Total U.S. corporate	110,406	—	110,406	—

Corporate—non-U.S.:
Pricing services	2,053,954	—	2,053,954	—

Total corporate—non-U.S.	2,053,954	—	2,053,954	—

Residential mortgage-backed securities:
Internal models	40,966	—	40,966	—

Total residential mortgage-backed	40,966	—	40,966	—

Total fixed maturity securities	$2,463,552	$—	$2,462,812	$740

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

The following tables set forth our assets that are measured at fair value on a recurring basis as of the dates indicated:

	June 30, 2010
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$258,226	$—	$257,486	$740
U.S. corporate	110,406	—	110,406	—
Corporate—non-U.S.	2,053,954	—	2,053,954	—
Residential mortgage-backed securities	40,966	—	40,966	—

Total fixed maturity securities	$2,463,552	$—	$2,462,812	$740

	December 31, 2009
(U.S. dollar amounts in thousands)	Total	Level 1	Level 2	Level 3
Assets
Investments:
Fixed maturity securities:
Government—non-U.S.	$272,891	$—	$272,113	$778
U.S. corporate	121,339	—	121,339	—
Corporate—non-U.S.	2,035,805	—	2,034,443	1,362

Total fixed maturity securities	$2,430,035	$—	$2,427,895	$2,140

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

The following tables present additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of or for the dates indicated:

		Total realized and unrealized gains (losses)
(U.S. dollar amounts in thousands)	Beginning balance as of April 1, 2010	Included in net income	Included in OCI	Purchases, sales issuances and settlements, net	Transfer in Level 3	Transfer out of Level 3 (1)	Ending balance as of June 30, 2010	Total gains (losses) included in net income attributable to assets still held
Fixed maturity securities:
Government—non-U.S.	$763	$—	$(23)	$—	$—	$—	$740	$—
Corporate—non-U.S.	—	—	—	—	—	—	—	—
Residential mortgage-backed securities	44,516	—	—	—	—	(44,516)	—	—

Total Level 3 assets	$45,279	$—	$(23)	$—	$—	$(44,516)	$740	$—

(1) The transfer out of Level 3 resulted from a change in the observability of inputs used to determine fair value.

		Total realized and unrealized gains (losses)
(U.S. dollar amounts in thousands)	Beginning balance as of April 1, 2009	Included in net income	Included in OCI	Purchases, sales issuances and settlements, net	Transfer in Level 3	Transfer out of Level 3	Ending balance as of June 30, 2009	Total gains (losses) included in net income attributable to assets still held
Fixed maturity securities:
Corporate—non-U.S.	$—	$623	$(99)	$—	$4,033	$—	$4,557	$623

Total Level 3 assets	$—	$623	$(99)	$—	$4,033	$—	$4,557	$623

		Total realized and unrealized gains (losses)
(U.S. dollar amounts in thousands)	Beginning balance as of January 1, 2010	Included in net income	Included in OCI	Purchases, sales issuances and settlements, net	Transfer in Level 3	Transfer out of Level 3 (1)	Ending balance as of June 30, 2010	Total gains (losses) included in net income attributable to assets still held
Fixed maturity securities:
Government—non-U.S.	$778	$—	$(38)	$—	$—	$—	$740	$—
Corporate—non-U.S.	1,362	—	—	—	—	(1,362)	—	—
Residential mortgage-backed securities	—	—	—	44,516	—	(44,516)	—	—

Total Level 3 assets	$2,140	$—	$(38)	$44,516	$—	$(45,878)	$740	$—

(1)      The transfer out of Level 3 was primarily related to residential mortgage-backed securities and private fixed corporate—non U.S. securities and resulted from a change in the observability of inputs used to determine fair value.

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

		Total realized and unrealized gains (losses)
(U.S. dollar amounts in thousands)	Beginning balance as of January 1, 2009	Included in net income	Included in OCI	Purchases, sales issuances and settlements, net	Transfer in Level 3	Transfer out of Level 3	Ending balance as of June 30, 2009	Total gains (losses) included in net income attributable to assets still held
Fixed maturity securities:
Corporate—non-U.S.	$—	$613	$(111)	$—	$4,055	—	$4,557	$613

Total Level 3 assets	$—	$613	$(111)	$—	$4,055	$—	$4,557	$613

Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net investment gains (losses) within the condensed consolidated statements of income or OCI within stockholder’s equity based on the appropriate accounting treatment for the instrument.

Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity consists of purchases and sales of fixed maturity securities.

The amount presented for unrealized gains (losses) for assets still held as of the reporting date primarily represents accretion on certain fixed maturity securities which were recorded in net investment gains (losses).

Genworth Financial Mortgage Insurance Pty Limited

Notes to Condensed Consolidated Financial Statements—(Continued)

Six Months Ended June 30, 2010 and 2009

(Unaudited)

(6) Securitization Entities

Part of the Company’s product offering includes portfolio credit enhancement policies to Australian regulated lenders that have originated housing loans for securitization in the Australian, European and U.S. markets. Portfolio mortgage insurance serves as an important form of credit enhancement for the Australian securitization market and the Company’s portfolio credit enhancement coverage is generally purchased for low loan-to-value, seasoned loans written by regulated institutions.

As of June 30, 2010 and December 31, 2009, the Company had a maximum exposure to loss from the provision of portfolio credit enhancement to securitization trusts sponsored by third parties of $158 million and $177 million, respectively. The exchange rate for calculating the maximum exposure to loss of translating the Australian dollar into the U.S. dollar as of June 30, 2010 and December 31, 2009 was $0.84 and $0.90, respectively. This exposure was calculated based on the expectation of a 1 in 250 year event. The Company has applied the Australian Prudential Regulation Authority (“APRA”) stress scenario to calculate this exposure. The Company holds sufficient capital resources to meet this obligation were it to occur.

(7) Statutory Accounting

Genworth Mortgage prepares financial statements for its regulator, APRA, in accordance with the accounting practices prescribed by the regulator, which is a comprehensive basis of accounting other than U.S. GAAP. The main differences were as follows:

•	Premium is recognized on a cash receipts basis.

•	Deferred acquisition costs are not recognized.

•	A premium liability is recognized representing the unexpired risk portion of insurance policies written. The premium liability is valued as the present value of the expected future claim payments.

•	Loss and loss adjustment expense reserves include a risk margin and are discounted to present value.

The Company’s APRA net income after tax, capital base, minimum capital requirement and solvency ratio were as follows as of and for the year ended December 31:

(U.S. dollar amounts in thousands)	2009
APRA net income after tax	$132,449

APRA capital base	$1,794,029
APRA minimum capital requirement	$1,368,170
APRA solvency ratio	1.31

The APRA solvency ratio is the combined amounts of Genworth Financial Mortgage Insurance Pty Limited and its wholly-owned subsidiary, Genworth Financial Mortgage Indemnity Limited.

Under the prudential regulation framework in Australia, mortgage insurers are required to establish a catastrophic risk charge defined as a 1 in 250 year event. The Company is required to maintain adequate capital to fund this charge, in addition to normal insurance liabilities, by ensuring that its capital base exceeds its minimum capital requirement at all times.

As of June 30, 2010, the APRA solvency ratio was 1.58.

The Company’s ability to pay dividends to Genworth Financial Mortgage Insurance Holdings Pty Limited is restricted to the extent the payment of dividends exceeds current year income. Any dividend above this level requires prior approval from APRA. In addition, any dividend payment must result in the Company continuing to meet the APRA minimum capital requirement.